IMPORTANT NOTICE REGARDING CHANGE IN UNDERLYING INDEX

Pharmaceuticals UltraSector ProFund

Supplement dated August 29, 2018

to the Fund’s Summary Prospectus dated

November 29, 2017, each as supplemented or amended

As of August 29, 2018, the Fund started using a new underlying index. All references to the Fund’s former index are hereby removed.

Fund	New Index Name	New Index Description
Pharmaceuticals UltraSector ProFund	Dow Jones U.S. Select PharmaceuticalsSM Index	The Dow Jones U.S. Select Pharmaceuticals Index (the “Index”) measures the performance of the pharmaceuticals sector of the U.S. equity market. Component companies include, among others, manufacturers of prescription or over-the-counter drugs. The Index includes vaccine producers, but excludes vitamin producers. As of July 31, 2018, the Index included companies with capitalizations between $408 million and $355.4 billion. The average capitalization of the companies comprising the Index was approximately $27.3 billion. The Index is published under the Bloomberg ticker symbol “DJSPHM.”

PRINCIPAL RISKS

Pharmaceuticals Industry Risk — The Fund is subject to the risks faced by companies in the pharmaceuticals economic industry, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. The pharmaceuticals sector may also be affected by risks that affect the broader health care industry, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounts; and thin capitalization and limited product lines, markets and financial resources or personnel.

AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2016	One Year	Five Year	Ten Years	Inception Date
Investor Class Shares				06/28/00
Before Taxes	-6.32%	18.06%	9.60%
After Taxes on Distributions	-6.32%	17.51%	9.24%
After Taxes on Distributions and Sale of Shares	-3.58%	14.53%	7.80%
Service Class Shares	-7.23%	16.88%	8.48%	06/28/00
S&P 500®#	11.96%	14.66%	6.95%
Dow Jones U.S. PharmaceuticalsSM Index#	-2.18%	13.97%	9.02%
Dow Jones U.S. Select Pharmaceuticals Index#*	-11.42%	15.07%	12.32%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
*

On August 29, 2018, the Fund’s underlying index changed from the Dow Jones U.S. PharmaceuticalsSM Index to Dow Jones U.S. Select Pharmaceuticals Index. This change was made in order to match the Fund’s underlying index to its investment objective.

Please retain this supplement for future reference.